Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

CrossingBridge Long/Short Credit Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated May 16, 2018 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated June 28, 2017, as previously supplemented

This supplement amends the Summary Prospectus, Prospectus and SAI for the CrossingBridge Long/Short Credit Fund dated June 28, 2017.

Closing of Class A Shares

The Board of Trustees (the “Board”) of the Trust, based upon the recommendation of CrossingBridge Advisors, LLC (the “Adviser”), the investment adviser to the CrossingBridge Long/Short Credit Fund (the “Fund”), has approved closing the Class A shares of the Fund to all new purchases.  Effective as of the close of business on May 31, 2018, Class A shares will no longer be available for purchase.  The decision and timing for any future opening or permanent closing of the Class A shares of the Fund will be at the discretion of the Adviser, subject to the approval of the Board.

Additionally, effective as of the close of business on May 31, 2018, the Fund will convert its existing Class A shares into Institutional Class shares of the Fund.  Prior to the conversion, shareholders of Class A shares may redeem those shares as described in the Fund’s Prospectus.  Class A shareholders whose shares convert to Institutional Class shares will be permitted to make subsequent purchases of Institutional Class shares provided they meet the $1,000 subsequent investment minimum for Institutional Class shares.

If Class A shares are not redeemed prior to the conversion on May 31, 2018, each shareholder owning Class A shares of the Fund will receive Institutional Class shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their Class A shares immediately prior to the conversion.  In addition, following the conversion, reinvested distributions will be invested in Institutional Class shares.  Please see the Fund’s current Prospectus dated June 28, 2017, for more information about the fees and expenses associated with Institutional Class shares.

Class A shareholders generally will not recognize a taxable gain or loss on the conversion of their Class A shares for Institutional Class shares, and such shareholders will have the same aggregate tax basis in Institutional Class shares received pursuant to the conversion as in their Class A shares.  Please note, however, that a redemption of Class A shares will be a taxable event and a Class A shareholder may recognize a gain or loss in connection with that transaction.  Shareholders should consult their tax advisor for further information regarding the federal, state and/or local tax consequences of redeeming their Class A shares that are relevant to their specific situation.

Please retain this supplement with your Summary Prospectus, Prospectus and SAI.